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                                                                    EXHIBIT 10.2
                                                    FORM OF AFFILIATES AGREEMENT

                                 January 6, 2004

Community Bank System, Inc.
5790 Widewaters Parkway
DeWitt, New York 13214

Dear Ladies and Gentlemen:

     The undersigned is a director, executive officer and/or 10%-or-greater shareholder of First Heritage Bank, a Pennsylvania chartered bank (the "Company"), and is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of such number of shares (the "Shares") of common stock, par value $10.00 per share, of the Company ("Company Common Stock") as is indicated on the last page hereof.

     The undersigned has been made aware that the Company, Community Bank System, Inc., a Delaware corporation ("CBSI"), and Community Bank, N.A., a national banking association and a wholly-owned banking subsidiary of CBSI ("CBNA"), have entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger of the Company with and into CBNA (the "Merger"). In order to induce CBSI and CBNA to consummate the Merger, the undersigned agrees and undertakes, in his or her capacity as a shareholder of the Company, as follows:

     1. Covenants under Rule 145.

          (a) The undersigned has been advised that the issuance of shares of common stock, no par value, of CBSI issuable to the undersigned pursuant to the Merger ("CBSI Common Shares") will be registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement on Form S-4 (the "Registration Statement"). The undersigned has also been advised that the undersigned may be deemed an "affiliate" of the Company at the time the Merger is submitted to a vote of the shareholders of the Company, as the term "affiliate" is used in Rule 145 under the Securities Act, and as such, will be subject to Rule 145 promulgated under the Securities Act. Accordingly, the undersigned agrees that, subject to CBSI's compliance with its obligations herein, he or she will not sell or otherwise dispose of any CBSI Common Shares, except (i) in accordance with Rule 145(d) promulgated under the Securities Act,
(ii) at such time as a registration statement under the Securities Act covering resales of such CBSI Common Shares is effective, or (iii) in a transaction which, in the opinion of counsel reasonably satisfactory to CBSI (which opinion may, but need not, be based upon a "no-action" or interpretative letter from the staff of the SEC), is not required to be registered under the Securities Act.

          Generally speaking, this means that, in any given three month period the undersigned may not sell or otherwise dispose of a number of CBSI Common Shares which exceeds the greater of (i) 1% of the then outstanding number of CBSI Common Shares, or (ii) the

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average weekly trading volume of CBSI Common Shares during the four weeks preceding the sale. In addition, any CBSI Common Shares must be sold in a brokers' transaction or in a direct transaction with a market maker. The restrictions discussed in this paragraph are only applicable for a one year period following the closing of the Merger, unless the undersigned becomes an "affiliate" of CBSI as a result of the Merger or otherwise, in which case the undersigned will continue to be subject to similar restrictions under Rule 144 promulgated under the Securities Act until at such time as Rule 144(k) becomes applicable.

          (b) The undersigned understands and agrees that: (i) CBSI is under no obligation to register the sale, transfer or other disposition of the CBSI Common Shares under the Securities Act and any applicable state securities laws, except pursuant to the Registration Statement which will cover only the primary issuance of the CBSI Common Shares in the Merger; (ii) stop transfer instructions will be given to the transfer agent of CBSI with respect to the CBSI Common Shares and there will be placed on the certificate(s) representing such stock, or any certificate(s) delivered in substitution therefor, a legend stating in substance:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 (THE "ACT") APPLIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH RULE 145(d) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE ACT."

Unless the transfer by the undersigned is a sale made in conformity with the provisions of Rule 145(d), or is made pursuant to a registration statement under the Securities Act or the stop transfer instructions or legends have previously been terminated or removed, CBSI reserves the right to put an appropriate Securities Act legend on the certificate issued to a transferee of the undersigned. CBSI agrees that the stop transfer instructions shall be promptly terminated and the legend referred to above removed by delivery of substitute certificates without such legend and the issuance of a letter to CBSI's transfer agent removing such stop transfer instructions, and the above restrictions on sale will cease to apply, if (i) two years (or such other period as may be required by Rule 145(d)(3) under the Securities Act or any successor thereto) shall have elapsed from the date on which the Effective Time occurs, and the provisions of such Rule are then available to the undersigned; or (ii) the undersigned shall have delivered to CBSI (A) a copy of a letter from the staff of the Commission, or an opinion of counsel experienced in securities law matters, in form and substance reasonably satisfactory to CBSI or other evidence reasonably satisfactory to CBSI, to the effect that such legend and/or stop transfer instructions are not required for purposes of the Securities Act or (B) reasonably satisfactory evidence or representations that the securities represented by such certificates are being or have been transferred in a transaction made in conformity with the provisions of Rule 145 under the Securities Act or pursuant to an effective registration statement under the Securities Act.

     Until such time as the stop transfer instructions and legends contemplated by this Agreement have been terminated and removed, CBSI shall, at its sole expense, cause to be provided to the transfer agent, upon written request by and on behalf of the undersigned, an

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opinion of counsel, within 48 hours after all documents and representations reasonably requested as necessary or appropriate have been delivered to counsel, confirming the ability of the undersigned to sell, assign or otherwise dispose of any CBSI Common Shares without registration under the Securities Act in reliance upon Rule 145 or pursuant to an effective registration statement under the Securities Act (or if such opinion of counsel is not provided within such time period, then CBSI shall promptly reimburse the undersigned for the reasonable cost of the undersigned's obtaining such an opinion from its own counsel), provided that (i) such proposed transaction can in fact be effected in compliance with Rule 145 or pursuant to an effective registration statement, and
(ii) the undersigned provides to such counsel any representations reasonably deemed necessary or appropriate by such counsel to render such an opinion.

     2. Termination. This Agreement shall terminate and shall have no further force or effect only as of such date and time as the Merger Agreement shall have been terminated pursuant to its terms.

     3. Remedies. The undersigned acknowledges and agrees that any remedy at law for breach of the foregoing provisions shall be inadequate and that, in addition to any other relief which may be available, CBSI shall be entitled to seek temporary and permanent injunctive relieve without the necessity of proving monetary damages or posting a bond.

     4. Enforcement. The undersigned represents that he or she has the capacity to enter into this Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditor's rights and general equitable principles.

     5. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     6. Current Public Information. CBSI agrees, by accepting this letter, that for a period of two years after the Effective Time of the Merger (or such other period as may be required by Rule 145) and thereafter three months after the undersigned ceases to be an affiliate of CBSI (if applicable) CBSI will make publicly available with respect to itself "adequate current public information" as defined in paragraph (c) of Rule 144 under the Securities Act.

     7. No Admission. Execution of this letter shall not be construed as an admission on the undersigned's part that he or she is an "affiliate" of the Company as described in this letter or as a waiver of any rights that undersigned may have to object to any claim that the undersigned is such an affiliate on or after the date of this letter.

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     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date of first above written.

                                             Very truly yours,

                                             ___________________________________

                                             Name:______________________________

                                             ________ shares of the Company
                                             Common Stock Owned.

Accepted and agreed to as of
the date first above written:


COMMUNITY BANK SYSTEM, INC.


By:___________________________________
   Name:  Sanford A. Belden
   Title: President and Chief Executive Officer

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